UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FOXO TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FOXO TECHNOLOGIES INC.

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

TO THE STOCKHOLDERS OF FOXO TECHNOLOGIES INC.:

It is my pleasure to invite you to attend the 2025 special meeting of stockholders (the “Special Meeting”), of FOXO Technologies Inc. to be held at 9:30 a.m., Central Time on January 17, 2025. The formal meeting notice and proxy statement for the Special Meeting are attached.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting www.cstproxy.com/foxotechnologies/2025

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on January 16, 2025. If you attend the Special Meeting online and wish to vote at the Special Meeting, you will be able to do so even if you have previously returned your proxy card.

On behalf of our Board of Directors, thank you for your continued support and interest.

January 6, 2025	Sincerely,

/s/ Bret Barnes
Bret Barnes
Director and Chairman of the Board of Directors

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729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

NOTICE OF 2025 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 17, 2025

TO THE STOCKHOLDERS OF FOXO TECHNOLOGIES INC.:

Notice is hereby given that the 2025 special meeting of stockholders (the “Special Meeting”) of FOXO Technologies Inc., a Delaware corporation, and its subsidiaries (the “Company,” “FOXO”, “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on January 17, 2025, at 9:30 a.m., Central Time, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1. To approve, for purposes of complying with NYSE American Rule 713, pursuant to the terms of the Company’s Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”): (i) the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding when the Series A Preferred Stock was authorized, upon conversion of the shares of Series A Preferred Stock; and (ii) the voting terms thereof, which may constitute a “Change of Control” as defined by the NYSE American Rules;

2. To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposal if there are not sufficient votes to approve the foregoing proposal; and

3. Such other matters as may properly come before the Special Meeting or any lawful adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), our Board has fixed the close of business on January 3, 2025 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s common stock and Series A Preferred Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.

Our Special Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

You will be able to attend the Special Meeting via live audio webcast by visiting FOXO’s virtual meeting website at www.cstproxy.com/foxotechnologies/2025 on January 17, 2025, at 9:30 a.m., Central Time. Upon visiting the meeting website, you will be prompted to enter the 9-digit Control Number provided to you on the Notice that you received for the Special Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Special Meeting on the meeting website. Further instructions on how to attend and participate in the Special Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.cstproxy.com/foxotechnologies/2025

Your vote is very important. Whether or not you attend the Special Meeting virtually, it is important that your shares be represented. You may vote your proxy by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the enclosed proxy card and included in the accompanying Proxy Statement. Even if you have voted by proxy, you may still vote in person if you attend the Special Meeting. If you participate virtually in the Special Meeting, you may vote at that time, even if you previously submitted your vote. Even if you plan to participate in the Special Meeting, we urge you to vote as soon as possible over the Internet, by telephone or by mail as described in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON JANUARY 17, 2025: THE COMPANY’S PROXY MATERIALS ARE

AVAILABLE AT WWW.CSTPROXY.COM/FOXOTECHNOLOGIES/2025

January 6, 2025	By Order of our Board of Directors

/s/ Bret Barnes
Bret Barnes
Director and Chairman of the Board of Directors

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING	5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11

PROPOSAL 1 - TO APPROVE, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN RULE 713, PURSUANT TO THE TERMS OF THE COMPANY’S SERIES A CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED STOCK: (I) THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR CLASS A COMMON STOCK OUTSTANDING WHEN THE SERIES A PREFERRED STOCK WAS AUTHORIZED, UPON CONVERSION OF THE SHARES OF SERIES A PREFERRED STOCK; AND (II) THE VOTING TERMS THEREOF, WHICH MAY CONSTITUTE A “CHANGE OF CONTROL” AS DEFINED BY THE NYSE AMERICAN RULES	12

PROPOSAL 2 – APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING TO A LATER DATE OR DATES TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE THE PROPOSAL IN THIS PROXY STATEMENT	16

OTHER BUSINESS	17

STOCKHOLDER PROPOSALS	17

HOUSEHOLDING INFORMATION	17

WHERE YOU CAN FIND MORE INFORMATION	17

EXHIBIT A

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PROXY STATEMENT

FOR

2025 SPECIAL MEETING OF STOCKHOLDERS

JANUARY 17, 2025

Your proxy is solicited by the board of directors of FOXO Technologies Inc. (the “Company,” “FOXO”, “our,” “we” or “us”) for our 2025 Special Meeting of Stockholders (the “Special Meeting”), to be held January 17, 2025, at 9:30 a.m., Central Time. Our Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at 729 N. Washington Ave., Suite 600, Minneapolis MN 55401, and the telephone number is (612) 800-0059.

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1. To approve, for purposes of complying with NYSE American Rule 713, pursuant to the terms of the Company’s Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”): (i) the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding when the Series A Preferred Stock was authorized, upon conversion of the shares of Series A Preferred Stock; and (ii) the voting terms thereof, which may constitute a “Change of Control” as defined by the NYSE American Rules;

2. To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposal if there are not sufficient votes to approve the foregoing proposal; and

3. Such other matters as may properly come before the Special Meeting or any lawful adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), our Board has fixed the close of business on January 3, 2025 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Special Meeting or any adjournment or postponement thereof. Holders of our Class A Common Stock and Series A Preferred Stock are entitled to vote at the Special Meeting. Our Special Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

You will be able to attend the Special Meeting via live audio webcast by visiting our virtual meeting website at www.cstproxy.com/foxotechnologies/2025 on January 17, 2025, at 9:30 a.m., Central Time. Upon visiting the meeting website, you will be prompted to enter the 9-digit Control Number provided to you on the Notice that you received for the Special Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Special Meeting on the meeting website.

Further instructions on how to attend and participate in the Special Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.cstproxy.com/foxotechnologies.com/2025

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

The Board is inviting you to vote at the Special Meeting, including any adjournments or postponements of the Special Meeting, because you were a stockholder of record at the close of business on the Record Date and are entitled to vote at the Special Meeting.

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This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by the Board for the Special Meeting and summarizes the information you need to know to vote by proxy or in person at the Special Meeting.

What is included in these materials?

These materials include this Proxy Statement, the Notice of Special Meeting, the proxy card, the annual report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2024, the Current Report on Form 8-K/A as filed with the SEC on November 25, 2024, and the Quarterly Report on Form 10-Q as filed with the SEC on November 19, 2024.

What is the purpose of the Special Meeting?

This is a Special Meeting of the Company’s stockholders. At the Special Meeting, we will be voting upon the following matters:

1. To approve, for purposes of complying with NYSE American Rule 713, pursuant to the terms of the Company’s Series A Preferred Stock: (i) the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding when the Series A Preferred Stock was authorized, upon conversion of the shares of Series A Preferred Stock; and (ii) the voting terms thereof, which may constitute a “Change of Control” as defined by the NYSE American Rules;

2. To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposal if there are not sufficient votes to approve the foregoing proposal; and

3. Such other matters as may properly come before the Special Meeting or any lawful adjournment or postponement thereof.

How do proxies work?

Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the Special Meeting in the way you instruct and, with regard to any other business that may properly come before the Special Meeting, as they think best.

Who is entitled to vote?

Our Board has fixed the close of business on January 3, 2025 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. You can vote at the Special Meeting if you held shares of our Class A Common Stock or Series A Preferred Stock as of the close of business on the Record Date. On January 3, 2025, there were 23,572,772 shares of Class A Common Stock and 22,540 shares of Series A Preferred Stock outstanding. Each share of Class A Common Stock entitles the holder thereof to one vote. The holders of shares of Series A Preferred Stock and the holders of Class A Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company. Each share of Series A Preferred Stock entities the holder to cast the number of votes determined by dividing the Stated Value ($1,000) by the higher of $0.01 (subject to adjustment) or the VWAP of the trading day immediately prior to the Record Date (which was $ 0.29), provided that prior to receipt of the shareholder approval the Company is seeking pursuant to Proposal 1, the voting power of the Series A Preferred Stock cannot exceed 19.99% of the aggregate voting power of all of the Company’s voting stock. As a result, in the aggregate, as of the Record Date, the Series A Preferred Stock has, in the aggregate, 5,889,511 votes.

A list of stockholders of record entitled to vote at the Special Meeting will be available for inspection at our principal executive offices located at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401 for a period of at least 10 days prior to the Special Meeting and during the Special Meeting. The stock transfer books will not be closed between the Record Date and the date of the Special Meeting.

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What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Special Meeting?

Record holders and beneficial owners may attend the Special Meeting. If your shares are held in street name and you would like to vote your shares at the Special Meeting, you will need to obtain a valid proxy from the bank, broker, nominee, fiduciary or other custodian that holds your shares giving you the right to vote the shares at the Special Meeting.

How do I vote?

If on January 3, 2025, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. Stockholders of record may vote by using the Internet or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the virtual meeting and vote electronically. If you hold shares through a bank, broker, nominee, fiduciary or other custodian, please refer to your proxy card, Notice or other information forwarded by your bank, broker, nominee, fiduciary or other custodian to see which voting options are available to you.

● You may vote by using the Internet at www.cstproxyvote.com by following the instructions for Internet voting on the Notice or proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on January 16, 2025.

● You may vote by mail by requesting, completing and mailing in a paper proxy card, as outlined in the Notice. Your vote and the method you use to vote will not limit your right to vote at the Special Meeting if you decide to virtually attend the Special Meeting.

● If you wish to vote electronically at the Special Meeting, go to www.cstproxy.com/foxotechnologies/2025 using your unique Control Number that was included in the proxy materials that you received in the mail.

What if I return a proxy card but do not make specific choices?

If you are not a record holder, such as where your shares are held through a bank, broker, nominee, fiduciary or other custodian, you must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order for your shares to be properly voted. Therefore, if you do not provide voting instructions to your bank, broker, nominee, fiduciary or other custodian, they may not vote in any of the matters presented for a vote at this Special Meeting, and your shares will be considered to be a “broker non-vote” with regard to those matters. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Special Meeting, but will not otherwise have an effect on the outcome of a vote for any proposal in this Proxy Statement.

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Proposal 2 (the adjournment proposal) is a “routine” matter on which your broker can exercise voting discretion. The other proposal is considered non-routine and therefore brokers cannot use discretionary authority to vote shares on such other proposal to be considered at the Special Meeting if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

How will my shares be voted?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as you instruct in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted for each proposal and with regard to any other matters that may be properly presented at the Special Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Who is paying for this proxy solicitation?

We have not engaged a proxy solicitor. Our directors and employees may solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card or Notice?

If you receive more than one proxy card or Proxy Statement, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or submit a proxy for each Proxy Statement to ensure that all of your shares are voted.

What if I share an address with another stockholder?

If you reside at the same address as another stockholder, you and other stockholders residing at the same address may receive a single copy of this Proxy Statement. This process, which has been approved by the SEC, is called “householding.” However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: (i) if the shares are registered in the name of the stockholder, the stockholder should contact us at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, (612) 800-0059 to inform us of such stockholder’s request; or (ii) if a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions. The annual report on Form 10-K, quarterly reports on Form 10-Q, this Proxy Statement and the related notice are also available at www.sec.gov

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. You may revoke your proxy in any one of three ways:

● You may submit another properly completed proxy card with a later date.

● You may send a written notice that you are revoking your proxy to FOXO Technologies Inc., 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, Attention: CEO.

● You may virtually attend the Special Meeting and vote electronically by going to www.cstproxy.com/foxotechnologies/2025 and using your unique Control Number that was included in the proxy materials that you received in the mail. Simply attending the meeting will not, by itself, revoke your proxy.

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Who will solicit proxies on behalf of our Board?

Proxies may be solicited on behalf of our Board, without additional compensation, by the Company’s directors and employees.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail and personal solicitation by our directors and employees (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website at www.foxotechnologies.com. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the Special Meeting, who will separately count “FOR,” and “AGAINST” votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

If your shares are held by your bank or broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Proposal 1 is a non-routine matter and therefore if you hold your shares through a bank, broker, nominee, fiduciary or other custodian, your shares will not be voted on that proposal unless you provide voting instructions to the record holder.

How many votes are needed to approve each proposal?

Proposal	Vote Required	Broker Discretionary Vote Allowed
To approve, for purposes of complying with NYSE American Rule 713, pursuant to the terms of the Company’s Series A Preferred Stock: (i) the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding when the Series A Preferred Stock was authorized, upon conversion of the shares of Series A Preferred Stock; and (ii) the voting terms thereof, which may constitute a “Change of Control” as defined by the NYSE American Rules.	A majority of the votes cast	No
Approval of one or more adjournments of the Special Meeting to a later date or dates	A majority of the votes cast	Yes

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What are the voting procedures?

You may vote in favor of or against each proposal, or you may abstain from voting on each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Special Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the proposals being placed before our stockholders at the Special Meeting.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if one-third of the voting power of all the Company’s outstanding shares entitled to vote at this Special Meeting are represented, in person or by proxy. On the Record Date, there were in the aggregate 23,572,772 shares of Class A Common Stock and 22,540 shares of Series A Preferred Stock outstanding and entitled to vote. Such shares currently have the right to cast an aggregate of 29,462,283 votes so holders of shares representing at least 9,820,761 votes must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How will my shares be voted if I mark “ABSTAIN” on my proxy card?

We will count a properly executed proxy card marked “ABSTAIN” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Special Meeting for the proposals so marked.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the SEC within four business days after the end of the Special Meeting.

What if I have additional questions that are not addressed here?

If you have any questions or require any assistance regarding our Special Meeting, please contact:

Seamus Lagan

Chief Executive Officer

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

(612) 800-0059

legal@foxotechnologies.com

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of November 14, 2024, the number of shares of Class A Common Stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all current executive officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o FOXO Technologies Inc., 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401.

Applicable percentage of ownership is based on 17,286,574 shares of Class A Common Stock issued as of November 14, 2024.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (6)	% of Class (7)
Directors and Executive Officers:
Mark White (1)	237,037	1.37%
Martin Ward (1)	237,037	1.37%
Bret Barnes (2)	11,865	*
Francis Colt de Wolf III	0	-
Seamus Lagan (3)	1,023,629	5.92%
Trevor Langley (4)	1,023,629	5.92%
All current directors and executive officers as a group (six individuals) (5)	1,272,531	7.36%

5% Beneficial Holders (Not Named Above) Rennova Health, Inc. 400 S. Australian Avenue, Suite 800 West Palm Beach, Florida 33401	1,023,629	5.92%

*	less than 1%.

(1)	Includes 237,037 shares of Class A Common Stock held by KR8 AI, an entity which Messrs. White and Ward control. On December 5, 2024, KR8 AI was issued 3,000 shares of Series D Preferred Stock, which are not included in the above table.

(2)

Includes (i) 3,333 shares of Class A Common Stock held by Mr. Barnes that are subject to forfeiture pursuant to the Management Contingent Share Plan; and (ii) 3,532 shares of Class A Common Stock underlying vested options held by Mr. Barnes.

(3)

Shares are owned by Rennova Health, Inc. (“RHI”). Mr. Lagan is the Chief Executive Officer and President and a director of RHI. Mr. Lagan disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. On December 5, 2024, RHI was issued 21,000 shares of Series A Preferred Stock, which are not included in the above table.

(4)	Shares are owned by RHI. Mr. Langley is a director of RHI. Mr. Langley disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. On December 5, 2024, RHI was issued 21,000 shares of Series A Preferred Stock, which are not included in the above table.

(5)	Our current directors and executive officers are: Francis Colt de Wolf III (Director), Bret Barnes (Chairman and Director), Mark White (Director), Martin Ward (Interim Chief Financial Officer), Seamus Lagan (Chief Executive Officer and Director) and Trevor Langley (Director).

(6)	These amounts are based upon information available to the Company as of the date of this filing.

(7)	To our knowledge, except as indicated in the footnotes above and subject to state community property laws where applicable, all beneficial owners named in the beneficial ownership table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

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PROPOSAL 1 – TO APPROVE, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN RULE 713, PURSUANT TO THE TERMS OF THE COMPANY’S SERIES A PREFERRED STOCK: (I) THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR CLASS A COMMON STOCK OUTSTANDING WHEN THE SERIES A PREFERRED STOCK WAS AUTHORIZED, UPON CONVERSION OF THE SHARES OF SERIES A PREFERRED STOCK; AND (II) THE VOTING TERMS THEREOF, WHICH MAY CONSTITUTE A “CHANGE OF CONTROL” AS DEFINED BY THE NYSE AMERICAN RULES.

As previously disclosed, on June 10, 2024 the Company entered into a Stock Exchange Agreement (the “RCHI SEA”) with Rennova Community Health, Inc. (“RCHI”) and RHI. It provided that the Company and RHI would exchange 100 shares of Common Stock of RCHI for 20,000 shares of the Company’s to-be-designated Series A Preferred Stock, subject to adjustment. Closing of the RCHI SEA was subject to a number of conditions.

On September 10, 2024, the Company entered into the Amended and Restated Stock Exchange Agreement with RCHI and RHI (the “Amendment”) pursuant to which the RCHI SEA was amended to change the consideration to be received by RHI in exchange for all of the equity interest of RCHI from 20,000 shares of Series A Preferred Stock to $100. In addition, under the Amendment, RCHI issued to RHI a senior note in the principal amount of $22,000,000 (subject to adjustment) (the “Note”). The Amendment closed on September 10, 2024 and RCHI became a wholly-owned subsidiary of the Company.

On December 5, 2024, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with RCHI and RHI. Pursuant to the Exchange Agreement, $21,000,000 of the principal of the Note was exchanged for 21,000 shares of the Company’s Series A Preferred Stock. This number remains subject to adjustment up to June 10, 2025, and may increase as described in the agreements. Upon the closing of the Exchange Agreement, RCHI executed a senior secured promissory note payable to RHI in the principal amount of $1,000,000 on the same terms of the Note (the “New Note”). The New Note will mature six months from the closing of the Exchange Agreement. The Exchange Agreement also provided for the following:

●	The Company filing a proxy statement on Schedule 14A with the SEC in connection with an Annual Meeting of Shareholders to be held on or prior to December 31, 2024 with a proposal to permit the full conversion of RHI’s shares of Series A Preferred Stock into shares of Class A Common Stock pursuant to the rules of the New York American Stock Exchange (this approval was deferred to this Special Meeting);

●	Mark White shall be appointed as the sole director and Chief Executive Officer of FOXO Labs Inc., a wholly-owned subsidiary of the Company;

●	Seamus Lagan be appointed as the Chief Executive Officer of the Company; and

●	The Company shall have executed the Registration Rights Agreement with RHI dated December 5, 2024.

The Exchange Agreement closed on December 5, 2024.

A copy of the Exchange Agreement is filed as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on December 10, 2024.

Also, on December 6 and 7, 2024, the Company received three separate letter requests from an institutional investor to exchange an aggregate of $2,240,000 principal amount of Senior Notes (which were issued on June 14, 2024, August 1, 2024 and December 6, 2024) for $2,464,000 stated value of Series A Preferred Stock (or 2,464 shares). The Senior Notes had an exchange right provision, permitting the institutional investor to exchange the Senior Notes for Series A Preferred Stock at a 10% premium. As of January 3, 2025, the institutional investor had converted 924 shares of Series A Preferred Stock into an aggregate of 3,573,301 shares of Class A Common Stock.

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Why We Are Seeking Stockholder Approval

The Exchange Agreement requires that the Company seek stockholder approval. Our Class A Common Stock is listed on the NYSE American and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding common stock for less than the greater of book or market value of the stock. In addition, Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction involving the issuance or potential issuance of shares that will result in a change of control of the issuer.

The Certificate of Designation for the Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on October 18, 2024. On that date, we had 15,828,628 shares of Class A Common Stock outstanding. The Certificate of Designation authorizes that up to 35,000 shares may be issued, which (if all shares were issued) would be convertible into 128,774,156 shares of Class A Common Stock (assuming the conversion price of $0.2718 per share, which would be the applicable conversion price as of the Record Date), which represents more than 20% of our outstanding Class A Common Stock as of October 18, 2024. Also, if RHI converted all of its 21,000 shares of the Series A Preferred Stock at that conversion price it would be issued 77,262,694 shares of Class A Common Stock, which would represent a change of control of the Company. The terms of the Series A Preferred Stock, as described below, limit its conversion to a number of shares of Class A Common Stock equal to no more than 3,164,192 shares, which was less than the 20% limit when the Certificate of Designation was filed, until shareholder approval is received. An Amended and Restated Certificate of Designation was filed with the Secretary of State of the State of Delaware on December 27, 2024.

The Company’s Board of Directors has submitted this proposal to the Company’s shareholders for approval to comply with the listing requirements of the NYSE American. The terms of the Series A Preferred Stock limit its convertibility to the specified number of shares until we get shareholder approval. In addition, the Exchange Agreement, pursuant to which RHI’s shares of Series A Preferred Stock were issued, requires us to seek shareholder approval. The conversion price of the Series A Preferred Stock, as noted below, may fluctuate based on the market price of the Class A Common Stock, which, depending on when the shares are converted, may result in more or less shares of Class A Common Stock being issued than the number indicated above, which assumed a conversion price of $0.2718 per share, which would have been the applicable price if the shares of Series A Preferred Stock were converted on the Record Date.

Summary of Terms of the Series A Preferred Stock

The principal terms of the Series A Preferred Stock are summarized below. A copy of the Amended and Restated Certificate of Designation for the Series A Preferred Stock is attached as Exhibit A to this Proxy Statement. You should read Exhibit A in its entirety and the following summary is qualified by reference to Exhibit A.

General. The Company’s Board of Directors designated up to 35,000 shares as the Series A Preferred Stock. Each share has a stated value of $1,000. There are 22,540 shares of Series A Preferred Stock issued as of the Record Date and 924 shares of Series A Preferred Stock have been converted into shares of Class A Common Stock, leaving up to 11,536 additional shares that may be issued in the future.

Voting Rights. The holders of shares of Series A Preferred Stock, the holders of Class A Common Stock and the holders of any other class or series of shares entitled to vote with the Class A Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Company. The outstanding shares of Series A Preferred Stock are limited in the number of votes they may have in the aggregate to no more than 19.99% of the aggregate voting power of all of the Company’s voting stock on the applicable record date provided, that, after the receipt of the shareholder approval, that limitation would no longer be applicable. After receipt of the shareholder approval, each share of Series A Preferred Stock would have the number of votes determined by dividing the stated value ($1,000) by the higher of $0.01 (such dollar amount being subject to adjustment) or the VWAP of the trading day immediately prior to the record date of the vote. For comparison, prior to the shareholder approval, as of the Record Date, the currently outstanding shares of Series A Preferred Stock have, in the aggregate, 5,889,511 votes (using the VWAP of $0.29 for the Class A Common Stock on the trading day immediately prior to the Record Date) and after shareholder approval such shares would have, in the aggregate, 77,724,138 votes.

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Dividends. Holders of shares of the Series A Preferred Stock are entitled to receive, when, as and if authorized by the Board of Directors and declared by the Company, out of funds of the Company legally available for the payment of dividends, cumulative cash dividends in an amount for each share equal to 5% per annum multiplied by the stated value ($1,000). Dividends shall accrue daily and are cumulative. They are payable quarterly. No dividends on the Series A Preferred Stock shall be authorized or paid at any time if the terms of any agreement of the Company prohibit it or if doing so would result in a default or if it shall be restricted or prohibited by law. Dividends, however, shall continue to accrue if not paid although no interest will be payable in respect of any dividend payment that may be in arrears. No cash dividends may be paid on the Class A Common Stock unless the full cumulative dividends on the Series A Preferred Stock have been paid.

Conversion. Each share of Series A Preferred Stock is convertible, subject to receipt of the shareholder approval, at any time and from time to time, at the option of the holder, into that number of shares of Class A Common Stock determined by dividing the stated value of such share ($1,000), plus any accrued and unpaid dividends thereon (whether declared or not declared), by the conversion price, which is the higher of $0.01 or 90% of the average VWAP of the five trading days immediately prior to the conversion date. As of the Record Date, the conversion price would have been $0.2718, which is the average VWAP of the five trading days immediately prior to the Record Date. The conversion calculations in this Proxy Statement assume no accrued and unpaid dividends.

Issuance Restrictions. Holders of shares of Series A Preferred Stock (other than RHI and its affiliates) are prohibited from converting the shares of Series A Preferred Stock into shares of Class A Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 4.99% of the number of shares of Class A Common Stock then issued and outstanding. A holder may increase or decrease such percentage not in excess of 9.99%, provided that any increase shall not be effective until 61 days after notice to the Company. Notwithstanding anything to the contrary in the Certificate of Designation, until the Company has obtained shareholder approval, the Company may not issue, upon the conversion of any shares of Series A Preferred Stock, a number of shares of Class A Common Stock which, when aggregated with any shares of Class A Common Stock issued upon conversion of any other shares of Series A Preferred Stock, would exceed 3,164,142 (subject to adjustment). Such number represented 20% of the number of shares of Class A Common Stock issued and outstanding when the Certificate of Designation for the Series A Preferred Stock was filed. As of the Record Date, 924 shares of Series A Preferred Stock have been converted into 3,573,301 shares of Class A Common Stock.

Liquidation Preference. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, out of the assets of the Company, an amount equal to the stated value ($1,000), plus any accrued and unpaid dividends (whether declared or not declared) and any other fees or liquidated damages then due or owing under the Certificate of Designation, for each share of Series A Preferred Stock, before any distribution or payment shall be made to the holders of any other capital stock. After the payment in full of all amounts required to be paid to the holders of the Series A Preferred Stock, the remaining assets of the Company shall be distributed to the holders of the Series A Preferred Stock and the Company’s other capital stock pro rata based on the number of shares held by such holder, treating for this purpose all such securities as if they had been converted into Class A Common Stock pursuant to the terms thereof (presuming, for this purpose, that all conditions to the convertibility of all such shares had been satisfied).

Redemption. At any time, the Company shall have the right, but not the obligation, to redeem all, or any part, of the Series A Preferred Stock then outstanding. The redemption price for each share of Series A Preferred Stock would be the stated value ($1,000), plus all accrued and unpaid dividends on such share (whether declared or not declared).

Exchange Right. In the event the Company ever issues any other class or series of preferred stock that is registered under Section 12 of the Exchange Act (each such class or series, the “New Preferred Stock”), a holder of the Series A Preferred Stock shall have the right, but not the obligation, subject to certain conditions, to exchange shares of the Series A Preferred Stock for shares of the New Preferred Stock. For each share of Series A Preferred Stock to be exchanged, the holder shall receive shares of New Preferred Stock with an aggregate stated value equal to the stated value of such share of Series A Preferred Stock ($1,000), plus all accrued but unpaid dividends thereon (whether declared or not declared).

Impact of the Issuance of Class A Common Stock on Existing Shareholders

Shareholder approval of this proposal would have the following effects:

Increased Dilution. The number of shares of our issued and outstanding Class A Common Stock could be significantly increased if this proposal is approved. Currently, the shares of Class A Common Stock into which the Series A Preferred Stock may be converted is limited by the terms of the Series A Preferred Stock to 3,164,142. If this proposal is approved, that limitation would no longer be in effect. In addition to the 22,540 currently outstanding shares of Series A Preferred Stock, a further 11,536 shares can be issued (after deducting the 924 shares that have been converted from the 35,000 authorized shares). If all such 34,076 shares (22,540 plus 11,536) were outstanding they would be convertible, after shareholder approval, into 125,371,598 shares of Class A Common Stock (using the conversion price as of the Record Date). Currently, only 22,540 shares of Series A Preferred Stock are issued, pursuant to which 82,928,624 shares of Class A Common Stock could be issued upon conversion (using the conversion price as of the Record Date) if stockholder approval is received.

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Increased Number of Shares Available for Public Sale May Decrease Market Price. Similarly, upon conversion of the Series A Preferred Stock there would be a greater number of shares of our Class A Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Class A Common Stock.

Potential Issuances of Shares of Class A Common Stock May Discourage Strategic Transactions and Future Financings. The potential future increased issuance of shares of Class A Common Stock under the Series A Preferred Stock may make it more difficult, or discourage an attempt, to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and may make future financings more difficult.

Increased Voting Power of the Series A Preferred Stock and Potential Control of the Company by the Holders of the Series A Preferred Stock. As noted above, currently the outstanding shares of Series A Preferred Stock are limited to the number of votes they may have in the aggregate to no more than 19.99% of the aggregate voting power of all of the Company’s voting stock on the applicable record date. That limitation would not be applicable once shareholder approval is received. In fact, after shareholder approval the shares of Series A Preferred Stock may represent a majority of the total voting power of the Company’s voting stock. If that is the case, the holders of the Series A Preferred Stock would have sufficient votes, by themselves, to elect all of the directors and approve or defeat any proposal voted on by the Company’s stockholders, unless there is a supermajority required under applicable law or by agreement. Holders of our Class A Common Stock, therefore, would not then have any control on issues submitted to a vote of stockholders.

As of the Record Date, RHI owns 21,000 shares of Series A Preferred Stock which, assuming receipt of shareholder approval, would represent 71.49% of the total voting power of the Company’s voting securities. This percentage will fluctuate based on the market price of the Company’s Class A Common Stock, as well as any future issuances or conversions of the Company’s securities.

Impact if this Proposal is Not Approved

In connection with the Exchange Agreement (as described above), on December 5, 2024 RCHI delivered to RHI the New Note for $1,000,000, which matures in six months. If shareholder approval is not obtained within 60 days, the principal amount of the New Note increases to $2,500,000. The Company is unlikely to be able to pay any increased principal amount of the New Note and would then be in default of the provisions of the New Note, which could have significant consequences for the Company.

Interest of Certain Persons

Mr. Lagan and Mr. Langley, directors of the Company, are also directors of RHI. Mr. Lagan, our Chief Executive Officer, is also Chief Executive Officer of RHI. As such, they may have an interest as to whether shareholder approval is received.

Dissenters’ Rights

Under Delaware law, stockholders are not entitled to dissenters’ rights with respect to the transactions contemplated by this proposal.

Required Vote

The affirmative vote of a majority of the shares of Class Ą Common Stock and Series A Preferred Stock present and entitled to vote at the Special Meeting is required to approve this Proposel 1. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

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PROPOSAL 2 – APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING TO A LATER DATE OR DATES TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE THE PROPOSAL IN THIS PROXY STATEMENT

We are asking our stockholders to approve a proposal that will allow us to adjourn the Special Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve the above proposal in this Proxy Statement. If our stockholders approve this proposal, we could adjourn the Special Meeting and any reconvened session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of any of the proposals in this Proxy Statement. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of each of the proposals in this Proxy Statement, such that each proposal would be defeated, we could adjourn the Special Meeting without a vote on the approval of each of the proposals in this Proxy Statement and seek to convince the holders of those shares to change their votes to votes in favor of approval of each of the proposals in this Proxy Statement.

The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Special Meeting to a later date or dates if necessary or appropriate for the above-referenced reasons.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock and Series A Preferred Stock present and entitled to vote at the Special Meeting is required for the approval of the adjournment proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

For this Proposal 2, if a quorum is not present at the Special Meeting, Article II, Subsection 2.6 of our Bylaws states that the chairman of the meeting may adjourn the Special Meeting.

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THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the Special Meeting, other than that described above. As to other business, if any, that may properly come before the Special Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the proxy holders.

STOCKHOLDER PROPOSALS

You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the rules established by the SEC and our Bylaws, as applicable.

In order for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2025 pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by us via physical mail sent to our principal executive offices at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401 Attention: Management no later than September 2, 2025.

Stockholders wishing to bring a proposal or nominate a director at the annual meeting to be held in 2025 under our Bylaws must provide written notice of such proposal to our Secretary at our principal executive offices between close of business September 2, 2025 and close of business October 29, 2025 and comply with the other provisions of our Bylaws. In addition to complying with the advance notice provisions of our Bylaws, to nominate a director, stockholders must give timely notice that complies with the additional requirements of Rule 14a-19 under the Exchange Act, which must be received no later than November 1, 2025.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, (612) 800-0059 to inform us of such stockholder’s request; or

●	If a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

You may also obtain these documents by requesting them via e-mail from the Company at the following address and telephone number:

Seamus Lagan

Chief Executive Officer

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

(612) 800-0059

legal@foxotechnologies.com

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If you are a stockholder of the Company and would like to request documents, please do so as soon as possible, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

By Order of the Board

/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer

January 6, 2025

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EXHIBIT A

FOXO TECHNOLOGIES INC.

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED STOCK
PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

Pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), FOXO Technologies Inc., a corporation organized and existing under the DGCL (hereinafter called the "Company"), in accordance with the provisions of Section 103 thereof, does hereby submit the following:

WHEREAS, the Second Amended and Restated Certificate of Incorporation of the Company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Certificate") authorizes the issuance of preferred stock, par value $0.0001 per share, of the Company in one or more series; and expressly authorizes the Board of Directors of the Company (the "Board" or "Board of Directors"), subject to limitations prescribed by the Requirements of Law, to provide, out of the unissued shares of preferred stock, for series of preferred stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of preferred stock and the designations, rights, preferences, powers, restrictions and limitations of the shares of such series;

WHEREAS, the Board, pursuant to its authority as aforesaid, designated a series of preferred stock, par value $0.0001 per share, as the Series A Cumulative Convertible Redeemable Preferred Stock (under and as defined in the Certificate of Designation) (the "Series A Preferred Stock" or the "Preferred Stock"), by resolution dated October 18, 2024;

WHEREAS, the Company, in accordance with Sections 103 and 151 of the DGCL, filed a certificate of designation on October 18, 2024 (the "Certificate of Designation"), with the Secretary of State of the State of Delaware to set the number of shares constituting the Series A Preferred Stock (under and as defined in the Certificate of Designation), and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof;

WHEREAS, 23,464 shares of the Company's Series A Preferred Stock are issued and outstanding as of the date hereof;

WHEREAS, a certificate of amendment ("Certificate of Amendment") to the Certificate of Designation has been duly adopted and approved by the Board in accordance with the provisions of Sections 141 and 242 of the DGCL;

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WHEREAS, the Certificate of Amendment has been duly adopted and approved by the affirmative vote of the Holders of a majority of the then outstanding shares of the Series A Preferred Stock as required by the Certificate of Designation.

NOW THEREFORE, BE IT RESOLVED, that, pursuant to authority conferred upon the Board of Directors by the Certificate, the Board of Directors hereby amends and restates the Certificate of Designation in its entirety as set forth herein and hereby creates and fixes the series, designations, powers, preferences and other rights, and the qualifications, limitations or restrictions, of the Preferred Stock to be issued hereunder, as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

"Alternate Consideration" shall have the meaning set forth in Section 7(c).

"Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"Buy-In" shall have the meaning set forth in Section 6(c)(iv).

"Commission" means the United States Securities and Exchange Commission.

"Common Stock" means the Corporation's Class A common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

"Common Stock Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Conversion Amount" means the sum of the Stated Value at issue, plus any accrued and unpaid dividends thereon (whether declared or not declared).

"Conversion Date" shall have the meaning set forth in Section 6(a).

"Conversion Price" shall have the meaning set forth in Section 6(b).

"Conversion Shares" means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

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“Distribution” shall have the meaning set forth in Section 7(b).

"Dividend Payment Date" shall have the meaning set forth in Section 3(a).

"Dividend Rate" means 5% per annum.

"Dividend Record Date" shall have the meaning set forth in Section 3(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(c).

“Holder” shall have the meaning set forth in Section 2.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities (i) which are explicitly senior or pari passu to the Preferred Stock, or (ii) to which the Preferred Stock is explicitly junior in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

"New Preferred Stock" shall have the meaning set forth in Section 10.

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Purchase Rights” shall have the meaning set forth in Section 7(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2.

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"Stockholder Approval" means such approval as may be required by the applicable rules and regulations of the NYSE American (or any successor entity) from the stockholders of the Corporation with respect to the issuance of the Conversion Shares and voting rights.

"Subsidiary" means any direct or indirect subsidiary of the Corporation presently existing or formed or acquired after the date hereof.

"Successor Entity" shall have the meaning set forth in Section 7(c).

"Trading Day" means a day on which the principal Trading Market is open for business.

"Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

"Transfer Agent" means Continental Stock Transfer & Trust Company, the current transfer agent of the Corporation with a mailing address of 1 State Street, 30th Floor, New York, NY 10004, and any successor transfer agent of the Corporation.

"VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Preferred Stock then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series A Cumulative Convertible Redeemable Preferred Stock (the "Preferred Stock") and the number of shares so designated shall be up to 35,000 (which shall not be subject to increase without the affirmative vote of the holders of a majority of the then outstanding Preferred Stock (each, a "Holder" and collectively, the "Holders")) pursuant to Section 4. Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $1,000.00 (the "Stated Value").

Section 3. Dividends.

(a) Holders of shares of the Preferred Stock are entitled to receive, when, as and if authorized by the Board and declared by the Corporation, out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends in an amount for each

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share of Preferred Stock equal to the Dividend Rate multiplied by the Stated Value. Dividends on the Preferred Stock shall accrue daily and be cumulative from, and including, the date of original issue and shall be payable quarterly in arrears on the 15th day of March, June, September and December of each year (each, a "Dividend Payment Date"), starting March 15, 2025; provided, that if any Dividend Payment Date is not a Business Day, then the dividend which would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date and no interest, additional dividends or other sums will accrue on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Day. Any dividend payable under this Section 3 on the Preferred Stock, including dividends payable for any partial dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Dividends will be payable to holders of record as they appear in the stock records of the Corporation for the Preferred Stock at the close of business on the applicable record date, which shall be the last Business Day of the calendar month, whether or not a Business Day, immediately proceeding the calendar month in which the applicable Dividend Payment Date falls (each, a "Dividend Record Date"). The dividends payable on any Dividend Payment Date shall include dividends accumulated to, but not including, such Dividend Payment Date.

(b) No dividends under this Section 3 on shares of Preferred Stock shall be authorized by the Board or paid or set apart for payment by the Corporation at any time when the terms and provisions of any agreement of the Corporation, including any agreement relating to any indebtedness of the Corporation, prohibit the authorization, payment or setting apart for payment thereof or provide that the authorization, payment or setting apart for payment thereof would constitute a breach of the agreement or a default under the agreement, or if the authorization, payment or setting apart for payment shall be restricted or prohibited by law.

(c) Notwithstanding anything to the contrary contained herein, dividends on the Preferred Stock will accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of those dividends and whether or not those dividends are declared. No interest, or sum in lieu of interest, will be payable in respect of any dividend payment or payments on the Preferred Stock which may be in arrears, and holders of the Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends described in Section 3(a). Any dividend payment made under this Section 3 on the Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to the Preferred Stock.

(d) Unless full cumulative dividends on the Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods, (i) no dividends (other than in shares of Common Stock or in shares of any class or series of preferred stock that the Corporation may issue ranking junior to the Preferred Stock as to dividends and upon liquidation) shall be declared and paid or declared and set apart for payment upon shares of Common Stock or such preferred stock that the Corporation may issue ranking junior to or on a parity with the Preferred Stock as to dividends or upon liquidation, (ii) no other distribution shall be declared and made upon shares of Common Stock or such preferred stock that the Corporation may issue ranking junior to or on a parity with the Preferred Stock as to dividends or upon liquidation, and (iii) no shares of Common Stock and such preferred stock that the Corporation may issue ranking junior to or on a parity with

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the Preferred Stock as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation.

(e) When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Preferred Stock, all dividends under this Section 3 declared upon the Preferred Stock shall be declared pro rata.

Section 4. Voting Rights.

(a) The Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock:

(i) Alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation;

(ii) Amend its Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the Holders;

(iii) Increase the number of authorized shares of Preferred Stock;

(iv) Create or authorize the creation of, or issue or obligate itself to issue, any class or series of capital stock, unless the same ranks junior to the Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption;

(v) reclassify, alter or amend any existing security of the Corporation that is junior to the Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such security senior or pari passu with the Preferred Stock in respect of any such right, preference or privilege;

(vi) purchase, redeem or otherwise acquire (or permit any Subsidiary to purchase, redeem or otherwise acquire) any shares of preferred stock of the Corporation, or otherwise pay to or make available for a sinking fund any money for the redemption of any such shares (other than the Preferred Stock pursuant to Section 9 hereof); or

(vii) Enter into any agreement with respect to any of the foregoing.

(b) The holders of shares of Preferred Stock, the holders of Common Stock and the holders of any other class or series of shares entitled to vote with the Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation. In any such vote, each share of Preferred Stock shall entitle the holder thereof to cast the number of votes determined by dividing the Stated Value of such share of Preferred Stock by the higher of $0.01 (such dollar amount being subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur

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after the Original Issue Date) or the VWAP of the Trading Day immediately prior to the record date of the vote; provided, however, that, prior to the receipt of the Stockholder Approval, the Preferred Stock beneficially owned by the Holders or any of their respective Affiliates may only be voted to the extent that the aggregate voting power of all of the Corporation's voting stock that is beneficially owned by the Holders and their respective Affiliates does not exceed 19.99% of the aggregate voting power of all of the Corporation's voting stock outstanding on the applicable record date for determining stockholders who may vote with respect to any proposal (the "Voting Cap").

Section 5. Liquidation.

(a) Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon (whether declared or not declared) and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities or other capital stock, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

(b) Upon any Liquidation, after the payment in full of all amounts required to be paid to the Holders pursuant to Section 5(a), the remaining assets, whether capital or surplus, of the Corporation shall be distributed to the holders of the Preferred Stock and the Junior Securities, pro rata based on the number of shares held by such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms thereof (presuming for the purposes hereof, that all conditions to the convertibility of all such shares had been satisfied) prior to such Liquidation.

Section 6. Conversion.

(a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock determined by dividing the Stated Value of such share of Preferred Stock, plus any accrued and unpaid dividends thereon (whether declared or not declared), by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by email such Notice of Conversion to the Corporation (such date, the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed

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delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Upon delivery of the Notice of Conversion, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares with respect to which the applicable Preferred Stock is being converted, irrespective of the actual date of delivery of the Conversion Shares. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

(b) Conversion Price. The conversion price for the Preferred Stock shall equal the higher of $0.01 or 90% of the average VWAP of the five trading days immediately prior to the date the Conversion Notice is tendered by the Holder (the "Conversion Price").

(c) Mechanics of Conversion.

(i) Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Preferred Stock. In compliance with the foregoing sentence, the Corporation shall deliver the Conversion Shares required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. As used herein, "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Corporation's primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

(ii) Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

(iii) Obligation Absolute; Partial Liquidated Damages. The Corporation's obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof is absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged

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violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law or agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder's right to pursue actual damages hereof for the Corporation's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(iv) Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "Buy-In"), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder's total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of

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$11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation's failure to timely deliver the Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

(v) Reservation of Shares. The Corporation covenants that it will take all corporate actions necessary to reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

(vi) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to receive upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(vii) Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

(viii) Issuance Restrictions. Notwithstanding anything herein to the contrary, if the Corporation has not obtained Stockholder Approval, then the Corporation may not issue upon the conversion of any share of Preferred Stock a number of shares of Common Stock, which when aggregated with any shares of Common Stock issued upon the conversion of any other

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shares of Preferred Stock (such securities, collectively, the "Issuance Capped Securities" and the holders of Issuance Capped Securities, the "Capped Holders") would exceed 3,164,142, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date (such number of shares, the "Issuable Maximum"). Each Capped Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the aggregate Stated Value of such Holder's Preferred Stock by (x) the aggregate Stated Value of all shares of Preferred Stock issued by the Corporation.

(ix) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates, and any Persons acting as a group together with such Holder or any of such Holder's Affiliates (such Persons, "Attribution Parties")) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(c)(ix), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c)(ix) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c)(ix), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation's most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% (or, upon election by a Holder prior to the issuance of any shares of Preferred Stock, 9.99%) of the number of shares of the Common Stock outstanding

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immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(c)(ix) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(c)(ix)shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c)(ix) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock. This Section 6(c)(ix) shall not apply to any shares of Preferred Stock owned by Rennova Health, Inc., a Delaware corporation, or its Affiliates.

Section 7. Certain Adjustments.

(a) Subsequent Rights Offerings. If at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder's Preferred Stock (without regard to any limitations on conversion hereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b) Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.

(c) Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any,

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direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitations on conversion hereof), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders' right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on conversion hereof) prior to such Fundamental Transaction,

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and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the "Corporation" shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

(d) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(e) Notice to the Holders. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by email or nationally recognized overnight courier service to each Holder at its last email address or address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with

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the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8. Ranking. With respect to dividends or a Liquidation, the Preferred Stock shall rank senior to the Common Stock and any other class or series of preferred stock of the Corporation created hereafter.

Section 9. Redemption.

(a) Corporation Optional Redemption. At any time, the Corporation shall have the right but not the obligation to redeem all, or any part, of the Preferred Stock then outstanding. The Preferred Stock subject to redemption pursuant to this Section 9(a) shall be redeemed by the Corporation in cash in an amount equal to the Stated Value of the shares of Preferred Stock being redeemed plus all accrued and unpaid dividends thereon (whether declared or not declared). The Corporation may exercise its right to require redemption under this Section 9(a) by delivering a written notice thereof to all the Holders. Each redemption notice shall be irrevocable. The notice shall (x) state the date on which the redemption shall occur, which shall not be less than five Trading Days nor more than twenty (20) Trading Days following the delivery of the notice and (y) state the number of shares of Preferred Stock being redeemed from each Holder. A Holder may still convert any shares of Preferred Stock to be redeemed after the receipt of any redemption notice until the applicable redemption date except as may otherwise be expressly set forth herein.

(b) Mechanics of Redemption. The Corporation shall deliver the applicable redemption prices to each Holder in cash on the applicable redemption date. In the event of redemption of less than all of the Preferred Stock, the Corporation shall deliver to each Holder a new certificate representing the shares of Preferred Stock which have not been redeemed. If the Corporation does not pay the applicable redemption price to a Holder, such Holder, at its option, may deliver notice to the Corporation that the redemption of its shares for which it has not been paid shall be null and void.

Section 10. Exchange Right. In the event the Corporation ever issues any other class or series of preferred stock that is registered under Section 12 of the Exchange Act (each such class or series, the "New Preferred Stock"), the Holder shall have the right, but not the obligation, subject to compliance with applicable federal and state securities laws, at any time to exchange shares of the Preferred Stock for shares of the New Preferred Stock. For each share of Preferred Stock to be exchanged, the Holder shall receive shares of New Preferred Stock with an aggregate stated value equal to the Stated Value of such share of Preferred Stock plus all accrued but unpaid dividends thereon (whether declared or not declared).

Section 11. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address of its principal executive offices,

15

Attention: Mark White, email address mwhite@foxotechnologies.com, or such other e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the, e-mail address or address of such Holder appearing on the books of the Corporation. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b) Lost or Mutilated Preferred Stock Certificate. If a Holder's Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

(c) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of the Preferred Stock or this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). The Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of

16

this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(d) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

(e) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(f) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment or other obligation shall be made or performed on the next succeeding Business Day.

(g) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(h) Status of Converted or Redeemed Preferred Stock. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Cumulative Convertible Redeemable Preferred Stock.

RESOLVED, FURTHER, that the Chief Executive Officer, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Amended and Restated Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

[*Signature on Following Page*]

17

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series A Cumulative Convertible Redeemable Preferred Stock to be signed and attested this 27th day of December 2024.

FOXO TECHNLOLGIES INC.

____

Seamus Lagan
Chief Executive Officer

18

ANNEX A

NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series A Cumulative Convertible Redeemable Preferred Stock indicated below into shares of common stock, par value $0.0001 per share (the "Common Stock"), of FOXO Technologies Inc., a Delaware corporation (the "Corporation"), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:____________________________________
Number of shares of Preferred Stock owned prior to Conversion:________________
Number of shares of Preferred Stock to be Converted:____________________
Stated Value of shares of Preferred Stock to be Converted:__________________
Amount of accrued and unpaid dividends (whether declared or not declared):________
Number of shares of Common Stock to be Issued:_______________________
Applicable Conversion Price:____________________________________
Number of shares of Preferred Stock subsequent to Conversion:________________
Address for Delivery: ______________________________________
or
DWAC Instructions:
Broker no:______________
Account no:_____________

[HOLDER]

By:
____
Name:
____
Title:
____

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FOXO Tech. Special Meeting Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2025

Vote by Internet –QUICK ☐☐☐ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

FOXO TECHNOLOGIES INC.

Your Internet vote authorizes the named person to voter your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 16, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 9 digit control number to vote electronically at the special meeting. To attend:
https://www.cstproxy.com/foxotechnologies/2025

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

☐ **FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED** ☐

PROXY CARD

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2025**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

FOXO Tech. Special Meeting Proxy Card Back

2025

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders

To view the Proxy Statement, Annual Report and to Attend the Special Meeting, please go to: https://www.cstproxy.com/foxotechnologies/2025

□ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED □

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOXO TECHNOLOGIES INC.

The undersigned appoints Seamus Lagan and Trevor Langley, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of FOXO Technologies Inc. held of record by the undersigned at the close of business on January 3, 2025 at the Special Meeting of Shareholders of FOXO Technologies Inc. to be held on January 17, 2025, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)